Capital Management - Summary of Regulatory Capital Measure and Risk-Weighted Assets (Detail) - CAD ($) $ in Millions	Jul. 31, 2021	Oct. 31, 2020
Fixed Rate of Instruments [Abstract]
CET1 Capital	$ 43,349	$ 40,077
Tier 1 Capital	48,826	45,840
Total Capital	56,203	54,661
Risk-Weighted Assets	322,529	336,607
Leverage Exposures	$ 969,824	$ 953,640
CET1 Capital Ratio	13.40%	11.90%
Tier 1 Capital Ratio	15.10%	13.60%
Total Capital Ratio	17.40%	16.20%
Leverage Ratio	5.00%	4.80%